Exhibit 99.1

Transom Capital and SigmaTron International Announce Entry into Merger Agreement

LOS ANGELES, California and ELK GROVE VILLAGE, Illinois, May 21, 2025 – Transom Capital Group, LLC (“Transom”), an operationally focused middle-market private equity firm, and SigmaTron International, Inc. (NASDAQ: SGMA) (the “Company” or “SigmaTron”), an electronic manufacturing services company, today announced that they have entered into a merger agreement pursuant to which an affiliate of Transom will acquire the Company.

Under the terms of the merger agreement, which has been unanimously approved by the Company’s Board of Directors, an affiliate of Transom will commence a tender offer to acquire all outstanding shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), for $3.02 per share in cash, representing a total enterprise value of approximately $83 million. The purchase price represents a premium of approximately 134% over the Company’s closing market price on May 20, 2025, and approximately 136% over the Company’s 30-day volume-weighted average price.

“We are excited to partner with the SigmaTron team to support the next chapter of growth,” said Russ Roenick, Co-Founder and Managing Partner at Transom. “For decades, the Company has built a strong foundation, with its electronic manufacturing expertise, deep customer relationships, and a proven track record of delivering value. We look forward to working alongside management to build on that legacy and position the business for long-term success.”

Transaction Details

The transaction is expected to close during the third quarter of 2025, subject to the successful completion of the tender offer and other customary closing conditions. Following completion of the merger, the Company will be wholly owned by Transom and its shares will no longer be listed on Nasdaq.

The transaction is subject to the Company’s stockholders validly tendering shares of Common Stock representing at least a majority of the voting power of the Company and other customary closing conditions.

Following the successful closing of the tender offer, an affiliate of Transom will acquire any shares of the Company that are not tendered in the tender offer through a second-step merger for the same consideration as paid in the tender offer.

The Company’s Board of Directors unanimously recommends that the Company’s stockholders tender their shares in the tender offer.

Further information regarding the terms and conditions in the definitive transaction agreement will be provided in the tender offer materials on Schedule TO and Schedule 14D-9, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the transaction.

Advisors

Kirkland & Ellis LLP is serving as legal advisor to Transom.

Lincoln International is serving as exclusive financial advisor for the Company; Greenberg Traurig, LLP and Howard & Howard Attorneys PLLC are serving as legal advisors for the Company.

About Transom Capital Group

Transom is a leading operationally-focused private equity firm that thrives in complexity, specializing in identifying and unlocking value in the middle market. Founded in 2008 and headquartered in Los Angeles, Transom has established a strong track record across various economic cycles by employing a time-tested, operationally intensive strategy to drive transformative outcomes. Transom’s expertise spans corporate carve-outs, lender-owned businesses, undervalued public companies, and other complex situations requiring speed, flexibility, and precision. Supported by a large in-house operations team, Transom delivers tailored solutions backed with functional expertise to help companies unlock their full potential.

Transom’s sector-flexible approach is grounded in pattern recognition, value creation, and disciplined execution. The firm provides not only capital, but also the tools, insights, and operational capabilities necessary to accelerate performance and create long-term value.

For more information, visit www.transomcap.com

About SigmaTron International, Inc.

Headquartered in Elk Grove Village, Illinois, the Company operates in one reportable segment as an independent provider of electronic manufacturing services (“EMS”). The EMS segment includes printed circuit board assemblies, electro-mechanical subassemblies and completely assembled (box-build) electronic products. The Company and its wholly-owned subsidiaries operate manufacturing facilities in Elk Grove Village, Illinois; Acuna, Chihuahua, and Tijuana, Mexico; Union City, California; Suzhou, China; and Biên Hòa City, Vietnam. In addition, the Company maintains an International Procurement Office and Compliance and Sustainability Center in Taipei, Taiwan.

Additional Information and Where to Find It

In connection with the proposed acquisition of the Company, an affiliate of Transom (“Merger Sub”) will commence a tender offer for all of the outstanding shares of common stock of the Company. The tender offer has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. It is also not a substitute for the tender offer materials that Transom Axis AcquireCo, LLC (“Parent”) and Merger Sub will file with the SEC upon commencement of the tender offer. At the time that the tender offer is commenced, Parent and Merger Sub will file tender offer materials on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY, PARENT OR MERGER SUB WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY AND CONSIDERED BY THE COMPANY’S STOCKHOLDERS BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. A free copy of these materials will be available to the Company’s stockholders by visiting the Company’s website (https://sigmatronintl.com/investors/). In addition, these materials (and all other documents filed by the Company, Parent and Merger Sub with the SEC) will be available at no charge on the SEC’s website (www.sec.gov) upon filing with the SEC. The information contained in, or that can be accessed through, the Company’s or Transom’s respective websites is not a part of, or incorporated by reference herein.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements.” Words such as “continue,” “anticipate,” “will,” “expect,” “believe,” “plan,” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of SigmaTron. All statements, other than statements of historical fact, are forward-looking statements. These forward-looking statements include, among others, statements relating to SigmaTron’s or Transom’s future financial performance, business prospects and strategy, expectations with respect to the tender offer and the merger, including the timing thereof and SigmaTron’s and Transom’s ability to successfully complete such transactions and realize the anticipated benefits. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others, the risks and uncertainties inherent in the tender offer and the merger, including, among other things, (i) regarding how many of SigmaTron’s stockholders will tender their shares in the tender offer, (ii) the possibility that competing offers will be made, (iii) the ability to obtain requisite regulatory approvals, (iv) the ability to satisfy the conditions to the closing of the tender offer and the merger, (v) the expected timing of the tender offer and the merger, (vi) the possibility that the merger will not be completed, (vii) difficulties or unanticipated expenses in connection with integrating the parties’ operations, products and employees and the possibility that anticipated synergies and other anticipated benefits of the transaction will not be realized in the amounts expected, within the expected timeframe or at all, (viii) the effect of the announcement of the tender offer and the merger on SigmaTron’s and Transom’s business relationships (including, without limitations, partners and customers), (ix) the risk that SigmaTron’s stock price may fluctuate during the pendency of the tender offer and merger transactions, (x) the diversion of SigmaTron’s or Transom’s respective management’s time and attention from ongoing business operations and opportunities, (xi) the response of competitors and other market participants to the transaction, (xii) potential litigation relating to the transaction, (xiii) uncertainty as to timing of completion of the transaction and the ability of each party to consummate the transaction, (xiv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (xv) the expected tax treatment of the transaction, (xvi) and the impact of global macroeconomic conditions and supply chain challenges on SigmaTron’s business and (xvii) other circumstances beyond SigmaTron’s and Transom’s control. You should not place undue reliance on these forward-looking statements. Certain of these and other risks and uncertainties are discussed in SigmaTron’s and Transom’s filings with the SEC, including the Schedule TO (including the offer to purchase, letter of transmittal and related documents) Transom and its acquisition subsidiary will file with the SEC, and the Solicitation/Recommendation Statement on Schedule 14D-9 that SigmaTron will file with the SEC, and SigmaTron’s most recent Form 10-K and Form 10-Q filings with the SEC. Except as required by law, neither SigmaTron nor Transom undertakes any duty to update forward-looking statements to reflect events after the date of this press release.

Media Contacts

FGS Global for Transom Capital
transomcapital@fgsglobal.com

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